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                              STOCKHOLDER AGREEMENT

     This Stockholder Agreement (the "Agreement") is made as of ___________, 1996 between Big Dog Holdings, Inc., a Delaware corporation (the "Corporation"), and the stockholder named on the signature page hereof ("Stockholder").

                                    RECITALS

     A. Stockholder has been afforded the opportunity to acquire, and has acquired, the number of shares of Common Stock of the Corporation listed on the signature page hereof (the "Stock").

     B. The Stock is subject to the lien (the "Permitted Lien") of the holder of a promissory note of even date herewith (the "Purchase Note").

                                    AGREEMENT

     In consideration of the mutual covenants and representations herein set forth, the Corporation and Stockholder agree as follows:

     1. PROHIBITION ON TRANSFER. Without the consent of the Board of Directors of the Corporation, Stockholder may not sell, gift, pledge (except by the Permitted Lien) or otherwise transfer Shares, other than by will or intestacy to a spouse or other immediate family member. In the event any shares of Stock are transferred, whether voluntarily or involuntarily, in violation of this Agreement, the transferee shall receive and hold such shares subject to the provisions of this Agreement. The Corporation shall not be required to transfer on its books any Stock transferred in violation of this Agreement, or to treat as the owner of such shares (including the right to vote or to receive dividends) any transferee to whom such shares shall have been so transferred. Such consent requirement shall expire upon the closing of an initial public offering of shares of common stock of the Corporation pursuant to an effective registration statement filed under the Act (the "IPO Date").

     2.   PUBLIC OFFERING

     (a) On or at the closing of any public offering by the Corporation of its securities pursuant to an effective registration statement filed under the Act, Stockholder shall not transfer any Stock, including any short sale of Stock, or agree to engage in any transfer without the prior written consent of the Corporation or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Corporation or such underwriters; provided, however, that in no event


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shall such period exceed one hundred-eighty (180) days.  This Section 2 shall remain in effect only for the two-year period immediately following the IPO
Date.

     (b) If the Corporation proposes to register any of its Common Stock under the Act and/or any states' securities laws, Stockholder will cooperate in any filings required to be made and will use his or her best efforts to cause all stock of the Corporation to comply with all legal and other requirements necessary or desirable to cause such registration to become effective.

     3.   "COME ALONG" RIGHTS.  Prior to the IPO Date:

               (i) Notwithstanding anything to the contrary in this Agreement, if (x) there is a BONA FIDE offer (an "Offer") from a third party (an "Offeror") to purchase all or substantially all of the common stock of the Corporation and (y) the Board of Directors recommends the acceptance of such Offer, then the Corporation (or its assignee) or the Offeror, as the Corporation (or assignee) shall elect, shall have the right to purchase all of the Stock owned by Stockholder at the same price per share, for the same form of consideration and upon substantially the same terms and conditions as such Offer.

               (ii) If the Corporation proposes to reorganize or a third party makes a BONA FIDE offer to acquire substantially all assets of, or to merge or consolidated with, the Corporation, Stockholder agrees to vote his or her Stock in regard to such transaction in accordance with the recommendation of the Board of Directors of the Corporation. Each Stockholder hereby grants to the Secretary of the Corporation a proxy to vote his or her shares in accordance with this provision.

     4. ESCROW. As security for the faithful performance of the terms of this Agreement, Stockholder agrees to deliver to and deposit with the Secretary of the Corporation, or such other person designated by the Corporation ("Escrow Agent"), as Escrow Agent in this transaction, two stock Assignments duly endorsed (with date and number of shares blank) in form acceptable to the Corporation, together with the certificate or certificates evidencing the Stock. Said documents are to be held by the Escrow Agent and delivered by said Escrow Agent pursuant to the Escrow Instructions of the Corporation and Stockholder set forth in Exhibit A, which shall also be executed and delivered to the Escrow Agent together with execution of this Agreement.


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     5.   MISCELLANEOUS.

          (a) Subject to the provisions hereof, Stockholder shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Corporation with respect to the Stock deposited in said escrow.

          (b) The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement. In the event Stockholder fails or refuses to execute any document which may be reasonably required to effectuate the terms of this Agreement, Stockholder hereby appoints the Secretary of the Corporation as attorney-in-fact to execute such documents.

          (c) Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to Stockholder at his or her address shown on the Corporation's employment records and to the Corporation at the address of its principal corporate offices (attention: General Counsel) or at such other address as such party may designate by ten days' advance written notice to the other party hereto.

          (d) The Corporation may assign it rights (including the Purchase Option) and delegate its duties under this Agreement. This Agreement shall inure to the benefit of the successors and assigns of the Corporation and, subject to the restrictions on transfer herein set forth, be binding upon Stockholder and his or her heirs, executors, administrators, successors and assigns.

          (e) The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof.

          (f) Stockholder agrees that the Corporation will be irreparably damaged in the event this Agreement is not specifically enforceable. Accordingly, in the event of any controversy under this Agreement, this Agreement shall be enforceable against Stockholder in a court of equity or arbitration proceeding by specific performance. The rights granted in this Section shall be cumulative and not exclusive, and shall be in addition to any and all rights which the parties may have hereunder, at law or in equity.

          (g) The provisions of this Agreement may be amended in whole or in part, only upon the written consent of the parties hereto.

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          (h)  This Agreement shall be governed by and construed in accordance with the internal laws of the State of California.

          (i) This Agreement reflects the complete agreement of the parties with respect to the subject matter contemplated herein, and Stockholder specifically agrees that there is no other understanding with or commitment from the Corporation or its stockholders to provide to Stockholder any stock or any other equity or profits interest in the Corporation or its affiliates, or that any such understanding or commitment is superseded by this Agreement.

          (j) If it becomes necessary for any party to institute any action, suit or proceeding to enforce this Agreement, the nonprevailing party agrees to pay the prevailing party's costs and fees, including reasonable attorneys' fees incurred in such enforcement.

          (k) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.
                              BIG DOG HOLDINGS, INC.
                              a Delaware corporation

                              By: ________________________________

                              Title: _______________________________

                              STOCKHOLDER(S)


________________              ____________________________________
Number of Shares              (Signature)

                              ____________________________________
                              (Print Name)

                              ____________________________________
                              (Signature)

                              ____________________________________
                              (Print Name)


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                                    EXHIBIT A

                               ESCROW INSTRUCTIONS



                                        _________________, 1996



Secretary
Big Dog Holdings, Inc.


Dear Sir:

     As Escrow Agent for both Big Dog Holdings, Inc., a Delaware corporation ("Corporation"), and the stockholder of the Corporation shown on the signature page hereof ("Stockholder"), you are hereby authorized and directed to hold the documents delivered to you (i) as escrowholder pursuant to the Stockholder Agreement of even date herewith ("Stockholder Agreement"), and (ii) as pledgeholder pursuant to the Stock Purchase Agreement of even date herewith (the "Purchase Agreement") to secure payment of the Purchase Note (any capitalized terms not defined herein shall have the meaning provided in the Stockholder Agreement or, if not defined therein, the Purchase Agreement):

     1. If a Purchaser exercises the Purchase Option, the Purchaser shall give to Stockholder and you the written notice required by Section 1(d) of the Stockholder Agreement. Stockholder and the Corporation hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice and the Stockholder Agreement.

     2. At the closing of the Purchase Option, you are directed to date, complete and deliver the Stock assignments, together with the certificate evidencing the shares of Stock to be transferred, to the Corporation against the simultaneous delivery to you of the purchase price (as provided in the Stockholder Agreement) for the number of shares of Stock being purchased pursuant to the exercise of the Purchase Option. In accordance with the terms of the Stockholder Agreement, such purchase price shall be paid to the holder of indebtedness of the Stockholder if directed in the notice.


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     3.   Stockholder irrevocably authorizes the Corporation to deposit with you any certificates evidencing shares of Stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement.
Purchaser does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated.

     4. On the date any shares of Stock become no longer subject to the Purchase Option, you will deliver to Stockholder a certificate or certificates representing such shares. Ninety days after a Triggering Event, you will deliver to Stockholder a certificate or certificates representing the aggregate number of shares of Stock not purchased pursuant to the Purchase Option.

     5. The Stock shall secure the obligations under the Purchase Note. Notwithstanding Section 4 above, the Stock shall not be released to the Stockholder or any transferee until the Purchase Note has been paid in full. In the event Stockholder defaults in payment of the Purchase Note when due, subject to the right of the Corporation to purchase the Stock pursuant to the Purchase Option, you will, upon request of the holder of the Purchase Note ("PN Holder"), deliver the certificate representing the shares of Stock and stock assignments to the PN Holder to enable the PN Holder to exercise his rights as a secured party under the Commercial Code of the State of California.

     6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

     7. You are hereby expressly authorized to disregard any and all warnings given by the Stockholder or by any other person or corporation, excepting only orders or process of courts of law and of the arbitrator provided for in the Agreement, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court and of the arbitrator provided for in the Agreement. In case you obey or comply with any such order, judgment or decree, you shall not be liable to the Stockholder or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     8. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Corporation or if you shall resign by written notice to each party. In the event of any such termination, the Corporation shall appoint a successor Escrow Agent.


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     9.   If you reasonable require other or further instruments in connection with these Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     10. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the Stock held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of the arbitrator provided for in the Agreement or of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected.

     11. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled (i) as to the Corporation or the Escrow Agent, at the principal offices of the Corporation, and (ii) as the Stockholder, at the address shown in the employment records of the Corporation, or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.


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     12.  This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.


                                   Very truly yours,


                                   BIG DOG HOLDINGS, INC.
                                   a Delaware corporation


                                   By: ________________________________________

                                   Name: ______________________________________

                                   Title: _____________________________________


                                   STOCKHOLDER


                                   ____________________________________________
                                   (Signature)

                                   ____________________________________________
                                   (Print Name)

ESCROW AGENT:


_________________________________
Secretary, Big Dog Holdings, Inc.


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